Q3 Fiscal 2022 Supplemental Information

Revenue Composition

($ in thousands)	Quarter Ended June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Software and related service revenue						
SaaS[1]	$ 8,450	$ 7,899	$ 6,310	$ 6,173	$ 6,107	$ 5,632
Transaction-based[2]	3,253	2,642	2,325	2,081	2,144	1,393
Maintenance[3]	5,720	5,672	5,897	5,776	5,644	2,849
Recurring software services[4]	10,768	11,107	10,311	3,237	3,587	3,952
Professional services[5]	8,743	8,251	9,386	9,086	7,630	3,371
Software licenses	2,072	3,401	2,109	2,375	1,707	561
Total	$ 39,006	$ 38,972	$ 36,338	$ 28,728	$ 26,819	$ 17,758
Year-over-year growth	*45%*					
Payments revenue	$ 36,683	$ 34,528	$ 33,466	$ 33,510	$ 32,223	$ 28,337
Year-over-year growth	*14%*					
Other revenue						
Recurring[6]	$ 1,792	$ 1,780	$ 1,802	$ 1,923	$ 1,516	$ 1,166
Other	3,072	2,840	2,333	3,016	2,571	1,936
Total	$ 4,864	$ 4,620	$ 4,135	$ 4,939	$ 4,087	$ 3,102
Year-over-year growth	*19%*					
Total revenue	$ 80,553	$ 78,120	$ 73,939	$ 67,177	$ 63,129	$ 49,197
Recurring revenue[7]	$ 66,666	$ 63,628	$ 60,111	$ 52,700	$ 51,221	$ 43,329
Annualized Recurring Revenue "ARR"[8]						
Software and related service revenue	$ 112,764	$ 109,280	$ 99,372	$ 69,068	$ 69,928	$ 55,304
Payments revenue	146,732	138,112	133,864	134,040	128,892	113,348
Other revenue	7,168	7,120	7,208	7,692	6,064	4,664
Total ARR	$ 266,664	$ 254,512	$ 240,444	$ 210,800	$ 204,884	$ 173,316
Year-over-year growth	*30%*					

3 VERTICALS
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3 Annualized Recurring Revenue (“ARR”) 1. SaaS revenue is earned when we provide, as a service to our customers over time, the right to access our software, generally hosted in a cloud environment. 2. Transaction-based software revenue is earned when we provide services through our software and charge a per-transaction fee. For example, when we provide electronic filing services for courts and charge fees per filing, or when we stand-ready to process and bill utility customers and charge the utility a fee per bill electronically presented. 3. Software maintenance revenue is earned when, following the implementation of our software systems, we provide ongoing software support services to assist our customers in operating the systems and to periodically update the software. 4. Recurring software services are earned when we provide long-term, usually evergreen, contracted services to our customers through our software. The services provided, such as healthcare revenue cycle management, or automated collections management, are integrated into one of our software solutions. 5. Professional services are earned when we provide customized services to our customers who utilize our software products. Many of our customers contract with us for installation, configuration, training, and data conversion projects, which do not necessarily recur, and as such are excluded from our calculation of ARR. 6. Recurring other revenue primarily consists of recurring long-term contracts that are not specific to software, such as hardware maintenance plans or field service plans. 7. Recurring revenue consists of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance revenue, recurring software-based services, payments revenue and other recurring revenue sources. This excludes contracts that are not recurring or are one-time in nature. 8. Annualized Recurring Revenue (ARR) is the quarterly recurring revenue multiplied by 4. The Company focuses on ARR because it helps i3 to assess the health and trajectory of the business. ARR does not have a standardized definition and is therefore unlikely to be comparable to similarly titled measures presented by other companies. It should be reviewed independently of revenue and it is not a forecast. It does not contemplate seasonality. The active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by the Company’s customers.

Q3 Fiscal 2022 GAAP Measures

The following is our income (loss) from operations for the three and nine months ended June 30, 2022 and 2021 calculated in accordance with GAAP. The presentation also includes references to the Company's non-GAAP financials measures. The Company believes that, in addition to the financial measures calculated in accordance with GAAP, adjusted EBITDA and adjusted net income (loss) are appropriate indicators to assist in the evaluation of its operating performance on a period-to-period basis. The Company also uses adjusted EBITDA internally as a performance measure for planning purposes, including forecasting and for calculations of earnout liabilities. Adjusted EBITDA is also used to evaluate the Company's ability to service debt.These non-GAAP financials measures presented throughout should be considered as a supplement to, not a substitute for, revenue, income from operations, net income, or other financials performance and liquidity measures prepared in accordance with GAAP.

($ in thousands)	Three months ended June 30, 2022				Three months ended June 30, 2021[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 6,451	$ 2,248	$ (11,430)	$ (2,731)	$ 5,569	$ 3,054	$ (9,458)	$ (835)

($ in thousands)	Nine months ended June 30, 2022				Nine months ended June 30, 2021[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 17,849	$ 7,080	$ (34,592)	$ (9,663)	$ 15,106	$ 10,249	$ (25,994)	$ (639)

i3 VERTICALS

(1) Effective October 1, 2020, the Company's financial statements are presented in accordance with ASU 2021-08, Accounting Standards Codification Topic 805, Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. See Note 21 to the consolidated financial statements within our Form 10-K filed with the SEC on November 22, 2021 for a description of the recently adopted accounting pronouncement.

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Q3 QTD Fiscal 2022 Segment Performance[(1)]

($ in thousands)	Three months ended June 30, 2022		Three months ended June 30, 2021[(2)]		Period over period growth
Revenue					
Merchant Services	$	32,714	$	29,963	9%
Proprietary Software and Payments		47,839		33,729	42%
Other		—		(563)	(100)%
Total	$	80,553	$	63,129	28%
Adjusted EBITDA[(3)]					
Merchant Services	$	8,761	$	8,744	—%
Proprietary Software and Payments		15,625		10,326	51%
Other		(4,335)		(3,536)	(23)%
Total	$	20,051	$	15,534	29%
Volume					
Merchant Services	$	5,396,964	$	4,761,350	13%
Proprietary Software and Payments		517,778		374,935	38%
Total	$	5,914,742	$	5,136,285	15%

i3 VERTICALS

1. i3 Verticals has two segments, "Merchant Services," which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an "Other" category, which includes corporate overhead.
2. Effective October 1, 2020, the Company's financial statements are presented in accordance with ASU 2021-08, Accounting Standards Codification Topic 805, Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. See Note 21 to the consolidated financial statements within our Form 10-K filed with the SEC on November 22, 2021 for a description of the recently adopted accounting pronouncement.
3. Adjusted EBITDA is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

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Q3 YTD Fiscal 2022 Segment Performance[1]

($ in thousands)	Nine months ended June 30, 2022		Nine months ended June 30, 2021[2]	Period over period growth
Revenue				
Merchant Services		91,071	81,130	12%
Proprietary Software and Payments		141,575	77,491	83%
Other		(34)	(1,674)	(98)%
Total	$	232,612	$ 156,947	48%
Adjusted EBITDA[3]				
Merchant Services	$	25,529	$ 24,087	6%
Proprietary Software and Payments		45,592	24,537	86%
Other		(13,316)	(10,274)	(30)%
Total	$	57,805	$ 38,350	51%
Volume				
Merchant Services	$	15,018,474	$ 12,160,134	24%
Proprietary Software and Payments		1,544,203	1,039,883	48%
Total	$	16,562,677	$ 13,200,017	25%

i3 VERTICALS

1. i3 Verticals has two segments, "Merchant Services," which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an "Other" category, which includes corporate overhead.
2. Effective October 1, 2020, the Company's financial statements are presented in accordance with ASU 2021-08, Accounting Standards Codification Topic 805, Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. See Note 21 to the consolidated financial statements within our Form 10-K filed with the SEC on November 22, 2021 for a description of the recently adopted accounting pronouncement.
3. Adjusted EBITDA is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

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Reconciliation of Non-GAAP Financial Measures

The reconciliation of our quarterly income (loss) from operations to non-GAAP pro forma adjusted net income (loss) and non-GAAP adjusted EBITDA:

($ in thousands)	Three months ended June 30, 2022				Three months ended June 30, 2021[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 6,451	$ 2,248	$ (11,430)	$ (2,731)	$ 5,569	$ 3,054	$ (9,458)	$ (835)
Interest expense, net	—	—	3,767	3,767	—	—	2,704	2,704
(Benefit from) provision for income taxes	—	—	(1,810)	(1,810)	—	—	662	662
Net income (loss)	6,451	2,248	(13,387)	(4,688)	5,569	3,054	(12,824)	(4,201)
Non-GAAP Adjustments:								
(Benefit from) provision for income taxes	—	—	(1,810)	(1,810)	—	—	662	662
Financing-related expenses[2]	—	—	7	7	—	—	36	36
Non-cash change in fair value of contingent consideration[3]	(1)	8,255	—	8,254	36	3,573	—	3,609
Equity-based compensation[4]	—	—	6,799	6,799	—	—	5,111	5,111
Acquisition-related expenses[5]	—	—	136	136	—	—	535	535
Acquisition intangible amortization[6]	2,010	4,085	—	6,095	2,823	2,850	—	5,673
Non-cash interest[7]	—	—	1,459	1,459	—	—	1,372	1,372
Other taxes[8]	8	8	64	80	13	19	50	82
Non-GAAP adjusted income (loss) before taxes	8,468	14,596	(6,732)	16,332	8,441	9,496	(5,058)	12,879
Pro forma taxes at effective tax rate[9]	(2,117)	(3,650)	1,684	(4,083)	(2,111)	(2,374)	1,265	(3,220)
Pro forma adjusted net income (loss)[10]	6,351	10,946	(5,048)	12,249	6,330	7,122	(3,793)	9,659
Plus:								
Cash interest expense, net[11]	—	—	2,308	2,308	—	—	1,333	1,333
Pro forma taxes at effective tax rate[9]	2,117	3,650	(1,684)	4,083	2,111	2,374	(1,265)	3,220
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[12]	293	1,029	89	1,411	303	830	189	1,322
Adjusted EBITDA	$ 8,761	$ 15,625	$ (4,335)	$ 20,051	$ 8,744	$ 10,326	$ (3,536)	$ 15,534

i3 VERTICALS

See footnotes continued on the next slide

7

8 Reconciliation of Non-GAAP Financial Measures 1. Effective October 1, 2020, the Company's financial statements are presented in accordance with ASU 2021-08, Accounting Standards Codification Topic 805, Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. See Note 21 to the consolidated financial statements within our Form 10-K filed with the SEC on November 22, 2021 for a description of the recently adopted accounting pronouncement and the impacts of adoption. 2. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 3. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 4. Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 8. Other taxes consist of franchise taxes, commercial activity taxes, employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 9. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2022 and 2021, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 10. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 11. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 12. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our fiscal year to date income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA excluding acquisition revenue adjustments is as follows:

($ in thousands)	Nine months ended June 30, 2022				Nine months ended June 30, 2021			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 17,849	$ 7,080	$ (34,592)	$ (9,663)	$ 15,106	$ 10,249	$ (25,994)	$ (639)
Interest expense, net	—	—	10,298	10,298	—	—	7,092	7,092
Other income	—	—	—	—	—	—	(2,353)	(2,353)
(Benefit from) provision for income taxes	—	—	(1,154)	(1,154)	—	—	516	516
Net income (loss)	17,849	7,080	(43,736)	(18,807)	15,106	10,249	(31,249)	(5,894)
Non-GAAP Adjustments:								
(Benefit from) provision for income taxes	—	—	(1,154)	(1,154)	—	—	516	516
Financing-related expenses[2]	—	—	13	13	—	—	152	152
Non-cash change in fair value of contingent consideration[3]	500	24,184	—	24,684	356	5,479	—	5,835
Equity-based compensation[4]	—	—	19,680	19,680	—	—	12,694	12,694
Acquisition-related expenses[5]	—	—	1,017	1,017	—	—	2,065	2,065
Acquisition intangible amortization[6]	6,277	11,697	—	17,974	7,728	6,889	—	14,617
Non-cash interest[7]	—	—	4,312	4,312	—	—	4,056	4,056
Other taxes[8]	16	45	190	251	21	28	256	305
Gain on investment[9]	—	—	—	—	—	—	(2,353)	(2,353)
Non-GAAP adjusted income (loss) before taxes	24,642	43,006	(19,678)	47,970	23,211	22,645	(13,863)	31,993
Pro forma taxes at effective tax rate[10]	(6,161)	(10,752)	4,920	(11,993)	(5,803)	(5,661)	3,466	(7,998)
Pro forma adjusted net income (loss)[11]	18,481	32,254	(14,758)	35,977	17,408	16,984	(10,397)	23,995
Plus:								
Cash interest expense, net[12]	—	—	5,986	5,986	—	—	3,036	3,036
Pro forma taxes at effective tax rate[10]	6,161	10,752	(4,920)	11,993	5,803	5,661	(3,466)	7,998
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[13]	887	2,586	376	3,849	876	1,892	553	3,321
Adjusted EBITDA	$ 25,529	$ 45,592	$ (13,316)	$ 57,805	$ 24,087	$ 24,537	$ (10,274)	$ 38,350

i3 VERTICALS

See footnotes continued on the next slide.

9

10 Reconciliation of Non-GAAP Financial Measures 1. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 5. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 7. Other taxes consist of franchise taxes, commercial activity taxes, employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 8. Non-cash loss on Exchangeable Note repurchases reflects the loss on retirement of debt the Company recorded during the relevant periods due to the carrying value exceeding the fair value of the repurchased portion of the 1.0% Exchangeable Senior Notes due 2025 (the “Exchangeable Notes”) at the dates of repurchases. 9. In March 2021, the Company became aware of an observable price change in an investment due to a planned third-party acquisition of the entity underlying the investment. This resulted in an increase of $2,353 to the fair value of the investment at March 31, 2021, which the Company recognized in other income. 10. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2022 and 2021, based on blended federal and state tax rates. 11. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 12. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 13. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

11 Reconciliation Between GAAP Debt and Covenant Debt ($ in millions) As of June 30, 2022 Revolving lines of credit to banks under the Senior Secured Credit Facility $ 207.4 Exchangeable Notes 103.3 Debt issuance costs, net (2.8) Total long-term debt, net of issuance costs $ 307.9 Non-GAAP Adjustments: Discount on Exchangeable Notes(1) $ 13.7 Exchangeable Notes 103.3 Exchangeable Notes Face Value $ 117.0 Revolving lines of credit to banks under the Senior Secured Credit Facility $ 207.4 Exchangeable Notes Face Value 117.0 Less: Cash and Cash Equivalents(2) (9.0) Total long-term debt for use in our Total Leverage Ratio $ 315.4 The reconciliation of our GAAP Long-term debt, net of issuance costs and the debt balance used in our Total Leverage Ratio: 1. In accordance with Financial Accounting Standards Board Accounting Standards Codification 470-20, Debt with Conversion and Other Options (“ASC 470-20”), convertible debt that may be entirely or partially settled in cash (such as the notes) is required to be separated into a liability and an equity component, such that interest expense reflects the issuer’s non-convertible debt interest cost. On the issue date, the value of the exchange option of the notes, representing the equity component was recorded as additional paid-in capital within shareholders’ equity and as a discount to the notes, which reduces their initial carrying value. The carrying value of the notes, net of the discount recorded, was accrued up to the principal amount of such notes from the issue date until maturity. ASC 470-20 does not affect the actual amount that the Issuer is required to repay. The amount shown in the table above for the discount reflects the debt discount for the value of the exchange option. 2. In accordance with our Senior Secured Credit Facility, only up to $10 million of unrestricted cash and cash equivalents may be subtracted from the calculation of long-term debt for use in our Total Leverage Ratio.